AMENDMENT TO EMPLOYMENT AGREEMENT

     The undersigned parties to the Employment Agreement between them, dated as of June 15, 2004, agree that the agreement shall be amended by changing the dates in Section 1 and Section 6(c) of the agreement to be December 31, 2004. No other changes are made to such agreement by this amendment.

     Dated:  November 17, 2004

                                   Caneum, Inc.,
                                   a Nevada corporation

                                   By /s/ Gary Allhusen
                                      Gary Allhusen, Executive Vice President

                                   /s/ Charlie Sundling
                                   Charlie Sundling